UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant☑

Filed by a Party other than the Registrant◻

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◻Preliminary Proxy Statement

◻Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

◻Definitive Proxy Statement

☑Definitive Additional Materials

◻Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

EVGO INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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◻Fee paid with preliminary materials.

◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! EVGO INC. 2022 Annual Meeting Vote by May 17, 2022 11:59 PM ET EVGO INC. 11835 WEST OLYMPIC BLVD. STE 900E LOS ANGELES, CA 90064 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 30# FLASHID-JOB# You invested in EVGO INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2022. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 04, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 18, 2022 9:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/EVGO2022 *Please check the meeting materials for any special requirements for meeting attendance. 1 OF 322,224 148,294 2 For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX

Vote at www.ProxyVote.com

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# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

| | |
|---|---|
| THE COMPANY NAME INC. - COMMON ASDFGHJKL | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS A | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS B | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS C | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS D | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS E | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS F | 123456789.1234 |
| THE COMPANY NAME INC. - 401 K | 123456789.1234 |

| Voting Items | Board Recommends |
|---|---|
| 1. Election of Directors<br>**Nominees:**<br>01) Badar Khan 02) Joseph Esteves 03) John King | For |
| 2. The ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2022. | For |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

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FLASHID-JOB#